Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

September 28, 2023

Toast, Inc.
401 Park Drive
Boston, Massachusetts 02215

Re: 401 Park Drive, Boston, MA – Termination Agreement/Contingency Period
Ladies and Gentlemen:
Reference is made to that certain Indenture of Lease dated as of June 12, 2015, as amended by a First Amendment to Lease dated September 17, 2016, a Second Amendment to Lease dated February 14, 2017, a Third Amendment to Lease dated as of May 23, 2017, a Fourth Amendment to Lease dated as of February 6, 2019, a Fifth Amendment to Lease dated as of May 14, 2019, that certain Sixth Amendment to Lease dated as of December 16, 2020, that certain Seventh Amendment to Lease dated as of August 18, 2021, and that certain Agreement for Termination of Lease and Voluntary Surrender of Premises dated as of May 4, 2023 (the “Termination Agreement”) (as amended, the “Lease”), now between ARE-MA Region No. 112 Owner, LLC, a Delaware limited liability company (“Landlord”), and Toast, Inc., a Delaware corporation (“Tenant”), relating to the lease of premises at the above-referenced property. Capitalized terms used but not defined herein shall have the meanings given thereto in the Lease.
Notwithstanding anything to the contrary contained in the Termination Agreement, Landlord and Tenant acknowledge and agree that (i) the Contingency Period set forth in Section 1(b) of the Termination Agreement shall be from December 14, 2023 through December 14, 2024, (ii) the table in Section 1(b) (page 2) of the Termination Agreement shall be deleted in its entirety and replaced with the table immediately below, and (iii) the first sentence below the table in Section 1(b) of the Termination Agreement shall be deleted in its entirety and replaced with the following: “Following December 15, 2024, there shall be no refund of the Contingent Payment of any portion thereof to Tenant.”

Date in which Rent is First Collected	Amount Reimbursable to Tenant
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Except as amended and/or modified by this letter agreement, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this letter agreement.

Please acknowledge your agreement to the terms of this letter agreement by countersigning below.

ARE-MA REGION NO. 112 OWNER, LLC,
A Delaware limited liability company

By:	ARE-MA Region No. 112 JV, LLC,
a Delaware limited liability company,
managing member

By:	ARE-MA Region No. 112 MM, LLC,
a Delaware limited liability company,
managing member

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited liability company,
managing member

By:	ARE-QRS Corp.,
a Maryland corporation,
managing member

By:	/s/ Allison Grochola
Allison Grochola
SVP - Real Estate Legal Affairs

ACCEPTED AND AGREED TO:

TENANT:

TOAST, INC.,
a Delaware corporation

By: /s/ Elena Gomez
Name: Elena Gomez
Its: Chief Financial Officer

X I hereby certify that the signature, name, and title above are my signature, name and title.